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                               AMENDMENT NO. 1 TO
                 SERVICE AGREEMENT DATED MARCH 15, 1994 BETWEEN
                     JEFFERIES & COMPANY, INC. AND ITG INC.

         Jefferies & Company, Inc. ("Jefferies") and ITG Inc. ("ITG") hereby enter into this Amendment, dated as of January 1, 1999, to that certain Service Agreement dated March 15, 1994, by and between Jefferies and ITG (the "Service Agreement").

         1. Sections 1.a(ii), 1.b, 1.d, 1.e, 1.f(ii), 1.f(iii) and 1.g are hereby deleted from the Service Agreement.

         2. Exhibits 1 through 6 are hereby deleted from the Service Agreement and replaced with Exhibits 1 through 2 hereof.

         3. Sections 1.c(i), 1.c(ii) and 1.c(iii) are hereby deleted and replaced with the following:

                  c. Jefferies shall administer the qualified and non-qualified benefit plans that ITG provides its employees through Jefferies or Jefferies Group, Inc.

         4. Section 6 is hereby deleted and replaced with the following:

                  6.       TERM AND TERMINATION

                           a. Services provided under this Agreement shall terminate automatically, without any further action by either of the parties hereto, as follows:

                                    (i)      With respect to the Accounting
                                             Services set forth in Section 1.a,
                                             on June 30, 1999; and

                                    (ii)     With respect to the Personnel
                                             Services set forth in Section 1.c,
                                             on the later to occur of (A) such
                                             date as the plan assets for ITG's
                                             employees have been transferred by
                                             the Jefferies Group, Inc.
                                             Employees' Profit Sharing Plan to a
                                             defined contribution plan and trust
                                             maintained by Investment Technology
                                             Group, Inc. or an employee stock
                                             ownership plan and trust maintained
                                             by Investment Technology Group,
                                             Inc. (the "ITG ESOP") and (B) such
                                             date as the plan assets for ITG's
                                             employees have been transferred by
                                             the Jefferies Group, Inc. Employee
                                             Stock Ownership Plan to the ITG
                                             ESOP.

                           b. Upon termination of either of the services described in Section 6.a above, the related charges applicable thereto shall also terminate.

                           c.       This Agreement shall terminate
                                    automatically, without any further action by either of the parties hereto, upon the termination of each of the Accounting Services and Personnel Services as provided in Section 6.a above.

                           d. Upon termination of this Agreement, the obligations of each party under Sections 2 and 3 of this Agreement shall survive such termination.

                           e. Jefferies agrees to provide ITG reasonable opportunity to copy, or remove from Jefferies' premises, any accounting records relating to
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                                    Investment Technology Group, Inc. and its
                                    subsidiaries prior to destroying them.

         Except as specifically amended hereby, the terms and conditions of the Service Agreement shall remain in full force and effect.

ITG INC.                                    JEFFERIES & COMPANY, INC.


By: /s/ Raymond L. Killian, Jr.           By: /s/ Clarence T. Schmitz
   ------------------------------            ------------------------------
Name:  Raymond L. Killian, Jr.             Name: Clarence T. Schmitz
Title: President                           Title Executive Vice President